Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

During 2012 we acquired properties totaling 2,452 units for a total purchase price of $312.0 million, paid in cash, which does not include land acquired for future development. These acquisitions included $58.0 million recorded to Land, $285.6 million recorded to Buildings and improvements, $0.6 million recorded to Furniture, fixtures, and equipment, $0.5 million of intangibles recorded in Other assets, $2.9 million of fair market value of residential leases recorded in Other assets and $30.3 million liability assumed recorded in Secured notes payable for a total net addition of assets of $317.3 million. These acquisitions account for $17.6 million of consolidated revenue as reported and $3.1 million of consolidated net income as reported for 2012. The unaudited pro forma information set forth below is based on MAALP’s historical Consolidated Statements of Operations for the years ended December 31, 2012 and 2011, adjusted to give effect to these transactions as though they occurred at the beginning of the earliest year presented. Pro forma results are not necessarily indicative of future results.

	Pro forma (Unaudited) Period Ended December 31, (in thousands, except per unit data)
	2012	2011
Total Revenue (1)	$463,662	$418,593
Net Income available to common unitholders (1)	$107,128	$47,175
Earnings per unit, diluted (1)	$2.54	$1.21

(1) Pro forma adjustments for certain acquisitions are excluded as they had no pre-acquisition operating activity in 2011 or 2012.